Exhibit (32.1)

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended October 31, 2010, of Met-Pro Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raymond J. De Hont, Chairman, Chief Executive Officer and President of the Company, certify to the best of my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 2, 2010	/s/ Raymond J. De Hont
Raymond J. De Hont
Chairman, Chief Executive Officer and President